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                  ASSIGNMENT AND ASSUMPTION OF EMPLOYMENT AGREEMENT


This Assignment and Assumption of Employment Agreement is made this 29th day of August, 1997, by and between Price Enterprises, Inc., a Delaware corporation (the "Assignor") and PriceSmart, Inc. a Delaware corporation (the "Assignee").

                                       RECITALS

A) Assignor is a party an Employment Agreement, dated as of September 20, 1994, an amendment to said Employment Agreement, dated as of April 11, 1996, a second amendment to said Employment Agreement dated as of July 23, 1996 and a third amendment to said Employment Agreement, dated as of April 28, 1997 (collectively, "Employment Agreements") which were entered into by Assignor and Robert M. Gans.

B) Assignor and Assignee are parties to a Distribution Agreement dated August 26, 1997.

C) This instrument is executed in accordance with the terms of Section 6.2 of the Employment Agreement and Section 6.02 of the Distribution Agreement.

AGREEMENT:

1) ASSIGNMENT AND ASSUMPTION. Assignor does hereby assign, transfer, set over and deliver to Assignee all of Assignor's rights, benefits, duties and obligations under the Employment Agreements, subject to all of the terms, conditions, reservations and limitations set forth in the Employment Agreements, and Assignee does hereby accept such assignment and agrees to assume and discharge, in accordance with the terms thereof, all of the burdens and obligations of Assignor contained in or pursuant to the Employment Agreements.

2) BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the respective successors, assigns and representatives of the parties hereto.

3) EFFECTIVE DATE.  The effective date of this Agreement is August 29, 1997.

4) GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of California.


Executed in San Diego, California, as of the date first written above.


PriceSmart, Inc.                             Price Enterprises, Inc.

By: /s/ Robert E. Price                      By: /s/ Joseph R. Satz
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Its:  President                              Its: Vice Pres.
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